SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008 (May 27, 2008)

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Addresses of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE.

MBIA Inc. (“MBIA”) issued a press release on May 27, 2008. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.	OTHER EVENTS.

MBIA is filing herewith as Exhibit 10.1 and Exhibit 10.2 the previously disclosed Third Amendment and Fourth Amendment, respectively, to MBIA’s Second Amended and Restated Credit Agreement (5 year agreement), dated as of April 16, 2003.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1	Third Amendment, dated as of May 12, 2006, to the Second Amended and Restated Credit Agreement (5 year agreement), dated as of April 16, 2003, among MBIA Inc., MBIA Corp., various designated borrowers, various lending institutions, Bank of America, N.A., as Syndication Agent, KeyBank National Association, JPMorgan Chase Bank and The Bank of New York, as Co-Documentation Agents, Barclays Capital, as Sole Bookrunner, and Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers.

Exhibit 10.2	Fourth Amendment, dated as of January 8, 2008, to the Second Amended and Restated Credit Agreement (5 year agreement), dated as of April 16, 2003, among MBIA Inc., MBIA Corp., various designated borrowers, various lending institutions, Bank of America, N.A., as Syndication Agent, KeyBank National Association, JPMorgan Chase Bank and The Bank of New York, as Co-Documentation Agents, Barclays Capital, as Sole Bookrunner, and Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers.

Exhibit 99.1	Press release, dated May 27, 2008, issued by MBIA Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date: May 30, 2008

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated May 30, 2008

Exhibit 10.1	Third Amendment, dated as of May 12, 2006, to the Second Amended and Restated Credit Agreement (5 year agreement), dated as of April 16, 2003, among MBIA Inc., MBIA Corp., various designated borrowers, various lending institutions, Bank of America, N.A., as Syndication Agent, KeyBank National Association, JPMorgan Chase Bank and The Bank of New York, as Co-Documentation Agents, Barclays Capital, as Sole Bookrunner, and Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers.

Exhibit 10.2	Fourth Amendment, dated as of January 8, 2008, to the Second Amended and Restated Credit Agreement (5 year agreement), dated as of April 16, 2003, among MBIA Inc., MBIA Corp., various designated borrowers, various lending institutions, Bank of America, N.A., as Syndication Agent, KeyBank National Association, JPMorgan Chase Bank and The Bank of New York, as Co-Documentation Agents, Barclays Capital, as Sole Bookrunner, and Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers.

Exhibit 99.1	Press release, dated May 27, 2008, issued by MBIA Inc.

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